Dynamic Style Rotation Fund 1999 Semi-annual Report



Fellow Shareholders:

We  are  pleased  to  present  our  Semi-annual  Report for the six months ended
May 31, 1999. We hope you have had a chance to visit your web site at http://www.ipsfunds.com. We update all performance statistics monthly and portfolio stocks daily. The Yahoo! Stocks button on the home page gives daily quotes, insider trading, news and analysis specifically on each company in your Fund. In Figure 1 below we have shown your Fund's return relative to both the S&P 500 and the Value Line Arithmetic Composite (VLAC).

                   [GRAPHIC OMITTED but is represented below]

                  Period       V.L. Arthmetic     S&P 500    DSR Fund
                  ------       --------------     -------    --------

8/03/98           3-Aug           $ 10,000       $ 10,000     $10,000
                 31-Aug           $  8,536       $  8,556     $ 9,200
                 30-Nov           $  9,747       $ 10,431     $11,167
12/31/98         31-Dec           $ 10,145       $ 11,029     $12,283
                 29 Feb           $  9,641       $ 11,135     $12,508
05/31/99         31 May           $ 11,065       $ 11,739     $12,675

FIGURE 1. The data presented herein and below represent past performance and are not a guarantee of future performance. The value of your investment may fluctuate and be worth more or less at redemption than their original cost.

  TOTAL ANNUAL RETURN FOR:              DYNAMIC STYLE       VALUE LINE              S&P 500
                                        ROTATION FUND       ARITHMETIC INDEX        COMPOSITE
  6 months ended 5/31/99                   13.51%                13.53%                12.53%
  Since inception on 8/3/99                26.75%                10.65%                17.39%

The total returns above include changes in the Fund's share price, plus reinvestment of any dividends (income) and capital gains (profits from the sale of a stock). The VALUE LINE ARITHMETIC INDEX and the S&P 500 COMPOSITE have been adjusted to reflect total return with dividends reinvested.
-------------------------------------------------------------------------------

                     TABLE 1: BREAKDOWN BY MARKET CAP
                               MAY 31, 1999

                    SECTOR         NUMBER        PERCENT
                -----------------------------------------

1              Large Caps (>$10b)     23         92.0%
2              Mid Caps                2          8.0%
3              Small Caps (<$1b)       0          0.0%
                                      --         -----

               Total                  25        100.0%

       MEDIAN MARKET CAPITALIZATION:      $64B


                       MANAGEMENT DISCUSSION AND ANALYSIS


FUND REVIEW

The Fund employs a technique of "Dynamic Style RotationSM", the rotation or tilting of the Fund's investment weightings between large and small capitalization, and growth and value equity securities as general economic conditions change. By rotating the Fund's investment emphasis in accordance with favorable market conditions for the appropriate equity investment strategy, the Fund believes that it will be able to employ the most effective equity investment style for a given set of market conditions.

As a starting point for the Fund on August 3 1998, our initial style modeling suggested a portfolio of large capitalization stocks that offer liquidity as well as consistent and superior earnings growth prospects relative to the market. The specific market capitalization ranges of the equities in the Fund are illustrated in Table 1. Our principal goal in the past six months since the annual report was to position the Fund in such a way that in the event of a market downturn, damage to the returns would be minimal, yet still aligned in such a way that it would still see gains in the event of a market run to the upside.

                   [GRAPHIC OMITTED but is represented below]

     ------------------------------------------------------
     |  [Figure 2 appears here, a graphical chart,         |
     |  however, the representatives number are as         |
     |  follows:                                           |
     |                                                     |
     |    Quarter Returns:  Dynamic Style Fund             |
     |     vs. Value Line Arithmetic Composition           |
     |                                                     |
     |          IPS Dynamic Style        Value Line        |
     |          Fund Quarterly Returns   Quarterly Returns |
     |    9/98            -4.33%              -16.23%      |
     |    12/98           28.40%               19.80%      |
     |    3/99            3.53%                -3.46%      |
     |    6/99            4.58                 17.24%      |
     -------------------------------------------------------
FIGURE 2. Relative volatility of the DSR FUND, on a quarterly basis, vs. the broad stock market as represented by the VALUE LINE ARITHMETIC COMPOSITE.


         In managing the Fund, we continually monitor and adjust weightings in the portfolio among various equity investment styles and investment disciplines which, in our opinion, are most likely to enable the Fund to meet its investment objective. During the previous six months, our investments in the technology sector, which outperformed the overall market, had the most positive impact on the Fund's performance lead by COMVERSE TECHNOLOGY (CMVT.O), CISCO SYSTEMS (CSCO.O), and DELL COMPUTER (DELL.O) (although Dell is no longer in the Fund). Our overweighting of the Technology and Health/Pharmaceutical sectors will likely continue for the near future. While this is our current strategy in the market, the daily release of news articles, economic statistics, and market sentiment can change our near-term style-based allocations.



COPYRIGHT 1999, IPS ADVISORY, INC.                                        PAGE 2

While our goal is to generate superior returns, with the market hitting all-time highs, we are always investing with the downside in mind. Style-based stock selection combined with tactical asset allocation is the basis for risk control, and we are always conscious of this fact to make sure that each addition to the Fund improves its overall risk/reward characteristics. As you can see by reviewing Figure 2, our attention to the risk/reward ratio has so far minimized the downside risk of your Fund. Please bear in mind, though, that our ability to manage risk in the past does not mean we will always be able to do so in the future.

                                     TABLE 2

INDUSTRY SECTOR                     POSITION (%)     POSITION (%)
                                      5/31/99           11/30/98
 -----------------------------------------------------------------


   Cash                                  43.0%           7.4%
   Banking & Brokerage                    8.3%          14.8%
   Computer & Internet Equip              9.2%          31.8%
   Consumer Durables                      5.1%          11.1%
   Consumer Staples                       4.7%           6.7%
   Energy                                 4.3%           0.0%
   Entertainment                          1.0%           0.0%
   Information & Services                 3.4%           3.1%
   Internet Service Providers             3.0%           0.0%
   Pharmaceuticals & Biotech              5.8%          19.2%
   Retail                                 2.9%           3.1%
   Software                               3.1%           2.8%
   Technology                             4.8%           0.0%
   Telecommunications                     1.4%           0.0%
------------------------------------------------------------------

TOTAL                                   100.0%          100.0%


ECONOMIC AND FINANCIAL COMMENTARY

On June 30, the Federal Reserve Board raised the Federal Funds Rate by .25% to 5% in a widely expected move. (The Federal Funds Rate is the interest rate charged by banks with excess reserves at a Federal Reserve District Bank, to banks needing overnight loans to meet reserve requirements. This rate is the most accurate predictor of interest rates, since it is set daily by the market) What was not widely anticipated was the Fed's move to a neutral bias alluding that there is no imminent inflation threat. Therefore, the likelihood of another rate hike this year is slim. We believe that the rapid rise in interest rates over the last six months will do just enough to remove any excesses from the economy and allow it to resume a healthy pace of growth, thus eliminating the need for continued Fed intervention. In our view, the Fed's increase in short-term interest rates represents more of an undoing of a prior process rather than the beginning of a new one. The Fed cut rates three times in late 1998 in response to a crisis that has since abated. As a result, short-term rates were artificially low and simply needed to be brought back to a pre-crisis level.

It is important to see that the Fed is focusing on the threat of inflation rather than putting a speed limit on growth. The markets understand that it is likely to take a funds rate of 6% to bring economic growth below 3%. The current growth rate of 4%, combined with low unemployment and even lower inflation, should be more than adequate evidence that achieving price stability does not require making sacrifices in growth or employment.

The question that we are asking is, given the rate hike to 5%, where does the equity market go from here? The key, to us, lies not in valuations. Very few stocks reach valuation levels so extreme that they cannot continue to react to positive or negative fundamental surprises. We believe the key lies in earnings. Even when earning growth is generally decelerating, liquidity pushing money into equities will generously reward those few areas capable of sustaining or accelerating growth (through unit growth, pricing power, or both). Money will continue to flow into these areas and increase valuations as long as their relative earnings growth remains superior. Only when that relative growth fades will investors begin to search for new destinations for their funds. Thus, the defining factor for the stock market - and its saving grace - is earnings.

Whether measured by S&P 500 earnings or corporate profits, the trough seems to have been reached in the third and fourth quarter of last year. Profit margins have stabilized. Barring some unusual event double-digit earnings growth should be registered in the second half of this year, against very easy comparisons.


COPYRIGHT 1999, IPS ADVISORY, INC.                                       PAGE 3

We still feel that a combination of Large-Cap Growth and Value stocks will be rewarded in the third and fourth quarters. We will be reducing cash to reflect a more fully invested posture over the next few months. We do feel that the Fed will control inflationary pressures allowing the markets to reach new highs. If Small-Cap stocks confirm we will also add these into the portfolio.

As to market risks, the most obvious wild card is a Y2K-related sell-off if investor confidence is shaken. This may sound too neat, since a pattern of ugly August-September-October has been established, but because the publicity on this topic will probably ramp up soon, the chances of a tumble would probably be greatest in the early fourth quarter.

SUMMARY

With interest rate concerns lessened, we expect earnings growth to be the primary determinant of share prices over the remainder of the year, notwithstanding Y2K issues. As well, the goldilocks combination of just enough growth coupled with little or no inflation should continue to propel the equity market forward. As events unfold, the Fund remains committed to the long-term success of its investors.

We appreciate your investment in the IPS DYNAMIC STYLE ROTATIONSM FUND, and we will continue to seek rewarding returns on your behalf.



Sincerely,



John J. Bartoletta                                   Darren J. Clauws
Portfolio Manager                           Assistant Portfolio Manager

                              FINANCIAL STATEMENTS
                                   (UNAUDITED)

                           DYNAMIC STYLE ROTATION FUND
        ----------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES
                       For the 6 months ended May 31, 1999
                      ------------------------------------



   ASSETS:
   Investments in securities, at value -
    identified cost $578,907.38                     $618,829

   Cash                                                  .15
   Accrued income
     Sales of fund shares                                  0
     Security sales                                        0
     Dividends                                             0
     Interest                                          1,025
   Other assets                                            0
                                                    --------

   Total assets                                      619,854

   LIABILITIES:
   Payables - investment securities                   17,701
    Accrued expenses                                     654
                                                    --------

   Total liabilities                                  18,355
                                                    --------

   NET ASSETS ON MAY 31, 1998
   Equivalent to $15.21 per share based on
   39,539.396shares of capital stock
   outstanding                                      $601,499
                                                    ========


                             STATEMENT OF OPERATIONS
                       For the 6 months ended May 31, 1999
                      ------------------------------------


   INVESTMENT INCOME:
   Income
      Dividend income                                $   865
      Interest                                         2,907
                                                    --------
   Total income                                        3,772
   Expenses:
      Management fees                                  2,671
   Total expense                                       2,671
                                                    --------

   Net investment income                               1,101
                                                    --------
   REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                 3,578
      Change in unrealized appreciation
      of investments for the year                     18,536
                                                    --------
      Net gain (loss) on investments                  22,114
                                                    --------
   NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                        $23,215
                                                    ========

                              FINANCIAL STATEMENTS
                                   (UNAUDITED)

                           DYNAMIC STYLE ROTATION FUND
        ----------------------------------------------------------------



                       STATEMENT OF CHANGES IN NET ASSETS
                       For the 6 months ended May 31, 1999
                      ------------------------------------



                                          6  Months ended         Year ended
                                               5/31/99             11/30/98


   INCREASE (DECREASE) IN NET                    1999                1998
                                             ---------           ---------
   ASSETS FROM OPERATIONS:
   Investment income-net                     $   1,101           $      12
   Net realized gain on                          3,578                  (1)
   investments
   CHANGE IN UNREALIZED                         18,536              21,385
                                             ---------           ---------
   APPRECIATION
   Net increase in net assets                   23,215              21,396
   resulting from operations
   DISTRIBUTIONS TO SHAREHOLDERS
   FROM:
   Investment income-net                             0                   0
   Realized gains                                    0                   0
                                             ---------           ---------

   Net decrease in net assets due                    0                   0
   to distributions to shareholders
   CAPITAL SHARE TRANSACTIONS:
   Issued-regular                              413,882             150,058
   Issued-in lieu of cash                            0                   0
   distributions
   Redeemed - regular                           (7,052)                  0
                                             ---------           ---------

   INCREASE IN NET ASSETS DUE TO               406,830             150,058
   CAPITAL SHARE TRANSACTIONS
   INCREASE IN NET ASSETS                      430,045             171,454
   NET ASSETS                                  171,454                   0
         Beginning of year
         End of period                       $ 601,499           $ 171,454
                                             =========           =========

                           DYNAMIC STYLE ROTATION FUND

                          NOTES TO FINANCIAL STATEMENTS
                          SIX MONTHS ENDED MAY 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The company began selling shares and making investments on August 3, 1995. The Fund provides investment management and advisory services for its shareholders, which include individuals, qualified plans and trust accounts located in the United States.

 SECURITY VALUATION - Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.
  Short-term notes are stated at amortized cost, which is equivalent to value.

FEDERAL INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

As of May 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $18,536. The cost of portfolio securities for book and federal income tax purposes was $302,730.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are recorded on the ex-dividend date.

OTHER - The Fund follows industry practice and records security transactions on the trade date for performance calculations and the trade date plus one for fund accounting. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - DISTRIBUTIONS TO SHAREHOLDERS

As of May 31, 1999 there have been no distributions.

NOTE 3 - CAPITAL SHARE TRANSACTIONS

As of May 31, 1999, there were an unlimited number of shares of no par value capital stock authorized and capital paid in aggregated $556,887.71.

Transactions in capital stock for the period 11/30/98 through 05/31/99 were as follows:

                                                       Shares                               Amount
                                                       ------                               ------

                                                 1999         1998                 1999             1998

   Shares sold                               25,868.126      12,911          $   413,881.86       $150,058
   Share issued in reinvestment
     of Dividends                                 0               0                    0                 0
                                             ----------      ------          --------------       --------

        Total                                25,868.126      12,911         $   413,881.86       $150,058

   Shares redeemed                              452.864           0                7,052.15              0
                                             ----------      ------          --------------       --------
   Net increase                              25,415.262      12,911          $   406,829.71       $150,058

NOTE 4 - INVESTMENT TRANSACTIONS

The Fund made purchases and sales of investment securities (excluding short-term securities) of $242,671 and $81,098.36, respectively, during the period December 1, 1998 through May 31, 1999; there were no investment transactions involving U.S. Government obligations.

As of May 31, 1999 the unrealized appreciation of securities was $18,536; there are $3,578 undistributed net realized gains on investment transactions .

NOTE 5 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund pays advisory fees for investment management and advisory services under a management agreement with IPS Advisory, Inc.(the Advisor). Under the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of its average daily net assets to and including $100,000,000, 1.30% of such assets from $100,000,001 to and including $250,000,000, and 1.10% of such assets in excess of $250,000,001.

Certain officers and trustees of the Fund are also officers and directors of the investment advisor.

                          SIX MONTHS ENDED MAY 31, 1999


Securities Service Network, Inc .(SSNI), the Fund's underwriter, has received no income from sales commissions earned on sales of the Fund shares, since it is a no-load fund. Mr. D'Amico and Mr. Loest are registered representatives of SSNI.

All securities trades for the Fund have been made through SSNI. Mr. D'Amico and Mr. Loest, as registered representatives of SSNI, received benefits from securities trading commissions paid by the Fund to SSNI.





         --------------------------------------------------------------




                           DYNAMIC STYLE ROTATION FUND

            FINANCIAL HIGHLIGHTS, SELECTED PER SHARE DATA AND RATIOS

================================================================================

                                                                For the Period Ended      For the Period Ended
                                                                     May 31, 1999            November 30, 1998
                                                                     ------------            -----------------

                                                                    Per Share Data:          Per Share Data:
   NET ASSET VALUE:
        Beginning of period                                               $  14.720             $  12.000

   INCOME FROM INVESTMENT OPERATIONS
   Net Investment income                                                      0.047                 0.001
   Net realized and unrealized gain
       (loss) on investments                                                  0.443                 1.3999
                                                                          ---------             ---------

             TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                   0.490                 1.400

   LESS DISTRIBUTIONS:

   Dividends from net investment income                                       0.000                 0.000
   Dividends from net realized gains on investments                          (0.000)               (0.000)
                                                                          ---------             ---------

   Total distributions                                                    $  (0.000)              $(0.000)

   NET ASSET VALUE:
        End of period                                                     $  15.210               $13.400
                                                                          =========             =========

        Total return  (ANNUALIZED)                                            6.396%               40.279%
   RATIOS:
        Net assets, end of period (thousands)                             $ 601.5               $ 171.5
        Ratio of expenses to average net assets                               1.50%                 1.50%
        Ratio of net income to average net assets                             1.03%                 0.14%
        Portfolio turnover rate                                              41.03%                 0.04%
        Average commissions per share                                     $   0.28038           $   0.50000

-------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.


                                                   DYNAMIC STYLE ROTATION FUND
                                                 INVESTMENT PORTFOLIO MAY 31, 1999


                                                       SHARES OR                MARKET           PERCENT OF            SECTOR
EQUITY SECURITIES:                                     PRINCIPAL AMOUNT         VALUE            NET ASSETS           WEIGHTING
      -----------------------------------------------------------------------------------------------------------------------------

   Banking & Brokerage                                                                                                  8.3%
   -------------------                                                                                                  ----
         American Express                                          195            $ 23,632               3.9%
      Chase Manhattan Bank                                      170            $ 12,304               2.0%
      J. P. Morgan & Co.                                        100            $ 13,931               2.3%

   Computer & Internet Equipmet                                                                                         9.2%
   ----------------------------                                                                                         ----
     Cisco Systems                                              207            $ 22,537               3.7%
      Comverse Technology Inc.                                  300            $ 20,269               3.4%
      International Business Machines                           110            $ 12,794               2.1%

   Consumer - Durable Goods & Equipment                                                                                 5.1%
   ------------------------------------                                                                                 ----
      General Electric Company                                  230            $ 23,388               3.9%
      Maytag Corp.                                              100            $  7,056               1.2%

   Consumer Staples                                                                                                     4.7%
   ----------------                                                                                                     ----
      Clorox Co.                                                110            $ 11,013               1.8%
      Phillip Morris Cos., Inc.                                 250            $  9,641               1.6%
      Proctor & Gamble Co.                                       80            $  7,470               1.2%

   Energy                                                                                                                4.3%
   ------                                                                                                                ----
      Chevron Corporation                                       150            $ 13,875               2.3%
      Schlumberger LTD                                          200            $ 12,038               2.0%

   Entertainment                                                                                                         1.0%
   -------------                                                                                                         ----
      Walt Disney Company                                       200            $  5,825               1.0%

   Information & Services                                                                                                 3.4%
   ----------------------                                                                                                 ----
      Time Warner                                               300            $ 20,419               3.4%

   Internet Service Providers                                                                                             3.0%
   --------------------------                                                                                             ----
       America Online                                            150            $ 17,850               3.0%

   Pharmaceuticals & Biotechnology                                                                                         5.8%
   -------------------------------                                                                                         ----
       Bristol Meyers Squib                                      200            $ 13,750               2.3%
      Merck                                                     180            $ 12,150               2.0%
      Schering Plough Group                                     200            $  9,013               1.5%

   Retail                                                                                                                   2.9%
   ------                                                                                                                   ----
       Walgreen Co.                                              200            $  4,650               0.8%
      Wal-Mart Stores Inc.                                      300            $ 12,788               2.1%

   Software                                                                                                                  3.1%
   --------                                                                                                                  ----
       Microsoft Corp.                                           230            $ 18,558               3.1%

   Technology                                                                                                                4.8%
   ----------                                                                                                                ----
       Motorola Inc.                                             200            $ 16,563               2.8%
       United Technologies Corp.                                 200            $ 12,413               2.1%

   Telecommunications (Service & Equipment)                                                                                  1.4%
   ----------------------------------------                                                                                  ----
      MCI / Worldcom                                            100            $  8,638               1.4%

   Money Market Funds                                                                                                       45.9%
   ------------------                                                                                                       -----
      Riverfront U.S. Gov't Sec                             276,177            $276,177              45.9%

   Cash, Payables & Receivables                                                                                             -2.9%
   ----------------------------                                                                                             -----
      Excess of Cash & Receivables over Payables          ($ 17,330)                              -2.9%


   TOTAL ASSETS                                           280,839.00           $601,499             100.0%